Powering and transforming financial markets Earnings Conference Call Fiscal Second Quarter 2024 February 1, 2024 EXHIBIT 99.2

1 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2024 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2023 (the “2023 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2023 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2023 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’23 and FY’24 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23 and FY’24 Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Recurring revenue growth percentages for FY’21 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3 Key messages Broadridge’s second quarter results, powered by 6% Recurring revenue growth constant currency, mark another step forward towards our long-term growth objectives Our growth continues to be driven by long-term trends, including equity position growth of 6% and mutual fund/ETF position growth of 5% Broadridge continues to execute on our long-term growth strategy of driving democratization and digitization, simplifying and innovating trading, and modernizing wealth management Our strong Q2’24 Free cash flow has Broadridge on-track to achieve its objective of 100% Free cash flow conversion and return capital to shareholders We are reaffirming our FY’24 guidance, including 6-9% Recurring revenue growth constant currency, 8-12% Adjusted EPS growth, and strong Closed sales, and are on-track to achieve our FY’24-26 Investor Day growth objectives 1 2 3 4 5

4 Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Governance Capital Markets Wealth & Investment Mgmt. $493M +6% YoY $262M +10% YoY $143M +4% YoY • Strong ICS Recurring revenue growth driven primarily by new sales across all four product lines, as well as mid-single digit position growth • Capital Markets strength driven by front-office BTCS solutions and trade volumes. Launch of AI-driven OpsGPT™ for trade processing reflects focus on innovation • Wealth revenue driven by growth from UBS and Canada. January go-live of alternatives module highlights continued innovation • Closed sales up 12% YTD with record pipeline entering second half of the year Recurring revenue $ in millions. Growth rates in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 Q2’24 Highlights

5 Broadridge continues to execute on its long-term growth plans Our results are being powered by the democratization of investing, digitization of communications, accelerating trading, regulation, and the growing importance of data and AI We continue to expect another strong year in FY’24 and are reaffirming FY’24 guidance across all metrics We remain focused on delivering FY’24 Free cash flow conversion of 100%, reinforcing our balanced approach to capital allocation Broadridge is well-positioned for long-term growth 1 2 3 4 5 Broadridge continues to deliver strong results

6 Summary financial results SECOND QUARTER $ in millions, except per share data 2024 2023 Inc./(Dec.) Recurring revenues $899 $840 7% Total revenues 1,405 1,293 9% Operating income 124 108 15% Adjusted Operating income (Non-GAAP) 174 173 1% Diluted earnings per share $0.59 $0.48 23% Adjusted earnings per share (Non-GAAP) $0.92 $0.91 1% Closed sales $58 $65 (11%) Constant currency growth (Non-GAAP) 6% Adjusted Operating income margin (Non-GAAP) 12.4% 13.4% (100 bps) Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

7 FY'21 FY'22 FY'23 FY'24 Guidance Second quarter 2024 Recurring revenues Q2'23 Q2'24 $89916% 10% 9% FISCAL YEAR RECURRING REVENUE GROWTH Q2 RECURRING REVENUES 6-9% +6% $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

8 Second quarter 2024 segment Recurring revenues $163 $31 $105 $195 Q2'23 Q2'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 15% 0% 9% 8% ICS RECURRING REVENUES GTO RECURRING REVENUES $493 $143 $262 Q2'23 Q2'24 Capital Markets Wealth & Investment Management 10% 4% $405 $ in millions; growth in constant currency +6% +8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

9 9% 10% 6% 8% 6% 6% 6% 8% 3% 5% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Key volume drivers: position and trade growth 5% 1% 3% 15% 12% INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q2’23 equity position growth represented 9% of total fiscal year 2023 positions. Q1’23: 6% | Q3’23: 32% | Q4’23: 53% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. ITG 3 FY’22 FY’23 9% 8% 18% 14% 4%1% 11% 10Y Avg. 8% 6% 2 1,2

10 Q2'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q2'24 Rec. Rev. Constant Currency FX Q2'24 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 6% Second quarter 2024 Recurring revenue growth drivers ICS $467M 6 pts (2) pts 2 pts 0 pts 6% 0 pts $493M GTO $373M 10 pts (5) pts 3 pts 0 pts 8% 1 pt $405M 8 pts (3) pts 2 pts 0 pts 7% 0 pts6% Organic Growth: 6 pts $899 $ in millions. Pts contribution to growth Organic Growth: 8 pts Organic Growth: 6 pts $840

11 SECOND QUARTER 2024 TOTAL REVENUE GROWTH DRIVERS $38 $52 $59 $55 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 $59M FY’17-FY’23 QUARTERLY AVERAGE Second quarter 2024 Total revenue growth drivers $1,293 Q2'23 Total Revenues Recurring Event-Driven Distribution FX Q2'24 Total Revenues QUARTERLY EVENT-DRIVEN REVENUES 4 pts 1 pt 3 pts 9%0 pts $1,405 $87 $ in millions. Pts contribution to growth

12 Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN 18.1% 18.7% 19.8% FY'21 FY'22 FY'23 FY'24 Guidance 13.6% 13.3% 15.4% 8.9%8.3% Q2'23 Q2'24 +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 12.4% +110 bps ~20% 13.4% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29

13 FY'21 FY'22 FY'23 FY'24 Guidance Closed sales CLOSED SALES $ in millions $280 H1'23 H1'24 $94 $106 $280 – $320 $246 $231

14 Free cash flow conversion FREE CASH FLOW CONVERSION (LTM) 1,2 1. Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters 2. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21 – 29 51% 63% 90% 103% 110% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24

15 SELECT USES OF CASH YTD’24 TOTAL CAPITAL RETURNS Capital allocation $ in millions, except per share data $2.16 $2.30 $2.56 $2.90 $3.20 11% 6% 11% 13% 10% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 3. Includes acquisitions and minority investments 1 $29 $36 $03 6 4. FY’20-23 total capital returns include dividends and share repurchases net of option proceeds. FY’24 (E) includes $180M of YTD dividends and $150M of YTD open market share repurchases, net of options proceeds. FY’24 annual dividend amount subject to Board declaration. GROWTH $236 FY'20 FY'21 FY'22 FY'23 FY'24 (E) $253$248 $269 $312 $180 $117 YTD Net Share Repurchases YTD Dividends Paid 4

16 Fiscal year 2024 guidance FY’24 GUIDANCE UPDATES/CHANGES Recurring revenue growth constant currency (Non-GAAP) 6 - 9% No Change Adjusted Operating income margin (Non-GAAP) ~20% No Change Adjusted earnings per share growth (Non-GAAP) 8 - 12% No Change Closed sales $280M - $320M No Change

Appendix

18 Supplemental reporting detail ‒ product line reporting (Unaudited) 2022 2023 2024 Q2% Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Q2 Growth Investor Communication Solutions ("ICS") Regulatory Solutions $1,075 $171 $181 $ 346 $ 444 $1,141 $179 $195 8% Data-Driven Fund Solutions 364 93 96 102 113 404 102 105 9% Corporate Issuer Solutions 216 24 27 58 134 243 29 31 15% Customer Communications Solutions 615 156 163 188 166 673 159 163 —% Total ICS recurring revenues 2,270 443 467 693 858 2,461 469 493 6% Equity and other 115 30 25 29 33 117 41 22 (12)% Mutual Funds 154 33 12 23 26 94 46 33 167% Total Event-driven revenues 269 63 38 52 59 211 87 55 47% Distribution 1,717 415 415 512 522 1,863 473 451 9% Total ICS Revenues $4,257 $921 $919 $ 1,257 $ 1,438 $4,536 $1,029 $1,000 9% Global Technology and Operations (“GTO”) Capital Markets Solutions $903 $227 $235 $ 246 $ 257 $965 $249 $262 12% Wealth and investment Management 550 136 138 143 143 560 154 143 3% Total GTO recurring revenues 1,452 363 373 388 401 1,525 402 405 9% Total Revenues $5,709 $1,283 $1,293 $ 1,646 $ 1,839 $6,061 $1,431 $1,405 9% Revenues by type Recurring revenues $3,723 $806 $840 $ 1,082 $ 1,259 $3,987 $871 $899 7% Event-driven revenues 269 63 38 52 59 211 87 55 47% Distribution revenues 1,717 415 415 512 522 1,863 473 451 9% Total Revenues $5,709 $1,283 $1,293 $ 1,646 $ 1,839 $6,061 $1,431 $1,405 9%

19 FY’24 – FY’26 long-term growth objectives FY’24 – FY’26 (CAGR) Organic Recurring revenue growth 5-8% Recurring revenue growth constant currency (Non-GAAP) 7-9% Adjusted Operating Income Margin expansion (bps/year) (Non-GAAP) 50+ Adjusted Earnings per Share Growth (Non-GAAP) 8-12% Note: AOI margin expansion excludes impact of float and distribution revenue

Explanation of non-GAAP measures and reconciliation of GAAP to non- GAAP measures

21 Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non- GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items, the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Real Estate Realignment and Covid-19 Related Expenses, (iv) Investment Gains, (v) Russia-Related Exit Costs, and (vi) Restructuring Charges. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

22 Non-GAAP measures We exclude Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, and Russia-Related Exit Costs from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow and Free Cash Flow Conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year.

23 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 12% 3% 9% Impact of foreign currency exchange (2)% —% (1)% Recurring revenue growth constant currency (Non-GAAP) 10% 4% 8% Three Months Ended December 31, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 8% 9% 15% —% 6% Impact of foreign currency exchange —% (1)% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 8% 9% 15% —% 6% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange —% Recurring revenue growth constant currency (Non-GAAP) 6%

24 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 11% 8% 10% Impact of foreign currency exchange (1)% 1% (1)% Recurring revenue growth constant currency (Non-GAAP) 9% 9% 9% Six Months Ended December 31, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 10% 17% 1% 6% Impact of foreign currency exchange —% (1)% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 6% 9% 17% 1% 6% Consolidated Total Recurring revenue growth (GAAP) 8% Impact of foreign currency exchange —% Recurring revenue growth constant currency (Non-GAAP) 7%

25 Reconciliation of GAAP to Non-GAAP measures (Unaudited) Three Months Ended Dec. 31, Six Months Ended Dec.31, Dollars in millions 2023 2022 2023 2022 Operating income (GAAP) $124.4 $107.9 $272.8 $195.4 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 49.9 53.7 100.7 109.5 Acquisition and Integration Costs 0.2 3.7 0.2 7.7 Russia-Related Exit Costs (a) — 7.9 — 10.5 Adjusted Operating income (Non-GAAP) $174.5 $173.1 $373.7 $323.2 Operating income margin (GAAP) 8.9% 8.3% 9.6% 7.6% Adjusted Operating income margin (Non-GAAP) 12.4% 13.4% 13.2% 12.5% Three Months Ended Dec. 31, Six Months Ended Dec.31, Dollars in millions 2023 2022 2023 2022 Net earnings (GAAP) $70.3 $57.5 $161.2 $108.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 49.9 53.7 100.7 109.5 Acquisition and Integration Costs 0.2 3.7 0.2 7.7 Russia-Related Exit Costs (a) — 6.8 — 9.3 Subtotal of adjustments 50.1 64.1 100.9 126.6 Tax impact of adjustments (b) (10.8) (13.2) (22.9) (26.4) Adjusted Net earnings (Non-GAAP) $109.6 $108.4 $239.2 $208.2 (a) Total Russia-Related Exit Costs were $6.8 million, comprised of $7.9 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the three months ended December 31, 2022. For the six months ended December 31, 2022, total costs were $9.3 million, comprised of $10.5 million of operating expenses, offset by the gain of $1.2 million in non-operating income. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $1.2 million and $6.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2023, respectively, and $0.5 million and $7.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

26 Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.2 million and $6.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2023, respectively, and $0.5 million and $7.2 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended Dec. 31, Six Months Ended Dec.31, Dollars in millions, except per share amounts 2023 2022 2023 2022 Diluted earnings per share (GAAP) $0.59 $0.48 $1.35 $0.91 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.42 0.45 0.85 0.92 Acquisition and Integration Costs — 0.03 — 0.06 Russia-Related Exit Costs — 0.06 — 0.08 Subtotal of adjustments 0.42 0.54 0.85 1.06 Tax impact of adjustments (a) (0.09) (0.11) (0.19) (0.22) Adjusted earnings per share (Non-GAAP) $0.92 $0.91 $2.01 $1.75 Six Months Ended Dec.31, Dollars in millions 2023 2022 Net cash flows from operating activities (GAAP) $127.8 $(81.4) Capital expenditures and Software purchases and capitalized internal use software (36.4) (33.1) Free cash flow (Non-GAAP) $91.4 $(114.5)

27 QQ FY 2022 FY 2023 FY 2024 Dollars in millions Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net cash flows from operating activities (GAAP) $ 80.7 $ 457.4 $ (204.5) $ 123.1 $ 175.6 $ 729.2 $ (62.0) $ 189.8 Capital expenditures and Software purchases and capitalized internal use software (25.2) (18.7) (13.6) (19.5) (13.7) (28.4) (14.4) (22.0) Free cash flow (Non-GAAP) $ 55.5 $ 438.7 $ (218.1) $ 103.5 $ 161.9 $ 700.9 $ (76.4) $ 167.8 Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Last twelve months (LTM) sums the last four quarters of free cash flow for the given period (b) Last twelve months (LTM) sums the last four quarters of adjusted net earnings for the given period (c) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period FY2022 FY 2023 FY 2024 Dollars in millions Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net earnings (GAAP) $176.6 $248.1 $50.4 $57.5 $198.5 $324.1 $90.9 $70.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 60.8 58.2 55.9 53.7 53.3 51.6 50.8 49.9 Acquisition and Integration Costs 3.1 10.6 4.1 3.7 3.3 4.8 — 0.2 Restructuring Charges — — — — — 20.4 — — Real Estate Realignment and Covid-19 Related Expenses 3.3 23.7 — — — — — — Russia-Related Exit Costs — 1.4 2.6 6.8 1.5 0.1 — — Investment Gains — (6.7) — — — — — — Subtotal of adjustments 67.2 87.2 62.5 64.1 58.0 77.0 50.8 50.1 Tax impact of adjustments (15.4) (21.6) (13.2) (13.2) (12.0) (19.1) (12.2) (10.8) Adjusted Net earnings (Non-GAAP) $228.4 $313.7 $99.7 $108.4 $244.5 $381.9 $129.6 $109.6 FY 2023 FY 2024 Dollars in millions Q2 Q3 Q4 Q1 Q2 LTM Free cash flow (a) $379.7 $486.1 $748.2 $889.8 $954.1 LTM Adjusted Net earnings (Non-GAAP) (b) $750.3 $766.4 $834.6 $864.5 $865.6 LTM Free cash flow conversion (Non-GAAP) (c) 51% 63% 90% 103% 110%

28 Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Real Estate Realignment Expenses were $0.0 million, $23.0 million, and $29.6 million, for the fiscal years ended June 30, 2023, 2022 and 2021, respectively. Covid-19 Related Expenses were $0.0 million, $7.5 million, and $15.7 million for the fiscal years ended June 30, 2023, 2022 and 2021, respectively. (b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non- operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022. Year ended June 30, Dollars in millions 2023 2022 2021 Operating income (GAAP) $936.4 $759.9 $678.7 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 214.4 250.2 153.7 Acquisition and Integration Costs 15.8 24.5 18.1 Restructuring Charges 20.4 — — Real Estate Realignment and Covid-19 Related Expenses (a) — 30.5 45.3 Russia-Related Exit Costs (b) 12.1 1.4 — Software Charge — — 6.0 Adjusted Operating income (Non-GAAP) $1,199.1 $1,066.4 $901.8 Operating income margin (GAAP) 15.4% 13.3% 13.6% Adjusted Operating income margin (Non-GAAP) 19.8% 18.7% 18.1%

29 Reconciliation of GAAP to Non-GAAP measures: Fiscal year 2024 guidance Fiscal Year 2024 FY24 Recurring revenue growth Impact of foreign currency exchange (a) 0 - 0.5% Recurring revenue growth constant currency (Non-GAAP) 6-9% FY24 Adjusted Operating income margin (b) Operating income margin % (GAAP) ~16% Adjusted Operating income margin % (Non-GAAP) ~20% FY24 Adjusted earnings per share growth rate (c) Diluted Earnings per share (GAAP) 15 - 20% growth Adjusted Earnings per share (Non-GAAP) 8 - 12% growth (Unaudited) (a) Based on forward rates as of December 2023 (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $230 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Restructuring Charges, and Acquisition and Integration Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.50 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Restructuring Charges, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding.

Broadridge Fiscal Second Quarter 2024 Earnings Conference Call Contacts W. Edings Thibault Greg Faje Sean Silva broadridgeir@broadridge.com Live Call Information Date: February 1, 2024 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through February 8, 2024 Domestic Dial-In: 1-877-344-7529 Access Code: 5239951 International Toll Dial-In: 1-412-317-0088 Passcode: 5239951 Click here for dial-ins by country